UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2013

Date of reporting period:  February 28, 2013

Item 1. Reports to Stockholders.

Semi-Annual Report

Morgan Dempsey Small/Micro Cap Value Fund (MITYX)

February 28, 2013

Investment Adviser

Morgan Dempsey Capital Management, LLC
309 North Water Street
Suite 510
Milwaukee, Wisconsin 53202

Phone: 877-642-7227

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	5
INVESTMENT HIGHLIGHTS	7
SCHEDULE OF INVESTMENTS	9
STATEMENT OF ASSETS AND LIABILITIES	13
STATEMENT OF OPERATIONS	14
STATEMENTS OF CHANGES IN NET ASSETS	15
FINANCIAL HIGHLIGHTS	16
NOTES TO FINANCIAL STATEMENTS	17
BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	23
NOTICE OF PRIVACY POLICY & PRACTICES	27
ADDITIONAL INFORMATION	28

Dear Shareholders,

The past six months of our management of the Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”) has seen the U.S. stock market display a counterintuitive performance as would be expected from forecasts and expectations.  The political hostility from polarized political elections which divided us, the Fiscal Cliff, and the threat of, then the actual arrival of, Sequestration all have cast a shadow over sentiment.  In spite of the poor sentiment, several factors contributed to the counterintuitive, volatile yet prosperous equity returns, including:

1.
The Federal Reserve announced a monthly debt monetization of $85 billion from $45 billion in debt instrument purchases which has afforded more liquidity injections into the economy without a change in free reserves or in MZM (Money Zero Maturity) velocity.

2.
The economy continues an anemic expansion with gross debt accumulation in the U.S. economy, and a deceleration in debt growth due to restraint in credit formation, which includes: installment and revolver credit, commercial and industrial loans and commercial/residential real estate loans.

3.
During the past six months the stock market largely adopted a high beta, low quality balance sheet risk appetite. A modest pause in September/October 2012 favored companies with low beta, high quality fortress balance sheets.  Finally, toward the year-end, we saw a return to low quality cyclical issues.

4.
Cash dividend yield income, a staple of defensive bias also provided limited appeal in 2012, although the dividend tax rate of 15% being lifted to 20% fostered numerous special cash dividend accelerated distributions.

5.	The price action seemed biased to issues which were in recovery from their 2011 lows and were compensating for poor total return in 2011.

Continued risk to the economic landscape in the U.S.

Federal Spending and Debt:  Federal spending and debt have continued to plague the economy along with bureaucratic regulation growth, and together we believe they pose the greatest risk to the economy and the equity markets.

Unemployment:  While the unemployment rate has improved, we continue to see unemployment, underemployment, and search abandonment as too high and a barometer of the uncertain recovery.

Potential Opportunities

We continue to look for more sound economic and regulatory policy out of Washington.  Until then, we see continued opportunity in our industrial sector holdings, which again has been aided by the rising labor rates in China and low natural gas prices.

Issue Specific

As of February 28, 2013, issue specific performance that has aided the performance of the Fund have been: Sturm Ruger & Company up +39.89% and L.B. Foster Company, Inc. up +30.39%.  An issue of note that has hurt the performance of the Fund is Joseph A Bank Clothiers Inc. down -15.27%.

Mid Year Perspective

The Fund performance for the first six months of the Fund year is reflective of the market’s risk appetite and tendency during this period to reward higher beta, low quality balance sheets and lower quality cyclical issues.  These are conditions within which the Fund may do well in absolute terms, but relative to its benchmark, the Russell 2000 Value Index, will underperform.  The Fund was up 12.78% for the six months ended February 28, 2013 vs. the Russell 2000 Value Index which was up 14.56%.

Moving forward, we will continue to focus on fortress balance sheets with ample cash reserves and negligible debt.  We see the potential of the U.S. economy to make further progress towards self-sufficiency in fossil fuels in the coming years, therefore we will work to build our energy holdings to 15%-19%.  Always aware of the “margin-of-safety” and principal preservation aptitude with deep value investing, should the economy rollover and deteriorate in 2013/2014, we would anticipate availing the Fund to a greater exposure in Consumer Staples, with issue selection in package food OEM (Original Equipment Manufacturer), beverage & liquor and grocery wholesale & retail industries above the current 13%-14%.

We continue to believe the defensive characteristics of the Fund, with our emphasis on “Fortress Balance sheets” and “Founder Owner Operator” should aid us in both our relative and absolute performance for the remainder of the Fund year.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of Morgan Dempsey Capital Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in small and micro cap companies involve additional risks such as limited liquidity and greater volatility.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  You cannot invest directly in an index.

Beta definition: A quantitative measure of the volatility of a given stock, mutual fund, or portfolio, relative to the overall market.

The Morgan Dempsey Small/Micro Cap Value Fund is distributed by Quasar Distributors, LLC.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/12 – 2/28/13).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Fund within 90 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example (Continued)
(Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/12	2/28/13	9/1/12 – 2/28/13*
Actual	$1,000.00	$1,127.80	$6.86
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.35	$6.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund invests in companies with micro- and small-size market capitalizations (“micro-cap” and “small-cap” companies).  The Fund currently defines micro-cap companies as companies with market capitalizations between $30 million and $500 million and small-cap companies as companies with market capitalizations between $500 million and $3 billion.  Under normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks and other equity securities of micro-cap and small-cap companies.  The Fund’s allocation of portfolio holdings as of February 28, 2013 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Continued

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights (Continued)
(Unaudited)

Total Returns as of February 28, 2013
		Annualized
			Since Inception
	Six Months	One Year	(12/31/10)
Morgan Dempsey
Small/Micro Cap Value Fund	12.78%	10.09%	6.87%
Russell 2000 Value Index	14.56%	16.89%	8.61%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-642-7227. The Fund imposes a 2.00% redemption fee on shares redeemed within ninety days of purchase.  Performance quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 2000 Value Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments

February 28, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS – 93.77%
Aerospace & Defense – 5.34%
Astronics Corp. (a)	2,425	$66,809
CPI Aerostructures, Inc. (a)	3,560	31,684
Cubic Corp.	1,590	66,367
National Presto Industries, Inc.	1,725	131,082
SIFCO Industries, Inc.	3,505	56,220
		352,162
Building Products – 1.73%
Apogee Enterprises, Inc.	4,420	113,992
Capital Markets – 0.11%
Stifel Financial Corp. (a)	213	7,357
Chemicals – 3.84%
Balchem Corp.	1,305	52,631
Hawkins, Inc.	1,645	64,879
KMG Chemicals, Inc.	3,610	71,333
Stepan Co.	700	42,868
Zep, Inc.	1,455	21,767
		253,478
Commercial Banks – 1.06%
Bar Harbor Bankshares	755	26,916
First of Long Island Corp.	1,510	43,140
		70,056
Commercial Services & Supplies – 1.53%
Mine Safety Appliances Co.	2,155	100,962
Construction & Engineering – 4.14%
Granite Construction, Inc.	8,785	273,126
Construction Materials – 1.02%
Eagle Materials, Inc.	1,050	67,526
Containers & Packaging – 4.02%
Aptargroup, Inc.	4,905	264,575
Electrical Equipment – 2.15%
Espey Manufacturing & Electronics Corp.	1,510	38,958
LSI Industries, Inc.	3,235	22,289
Powell Industries, Inc. (a)	1,380	80,330
		141,577

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2013 (Unaudited)

	Shares	Value
Electronic Equipment, Instruments & Components – 0.70%
Badger Meter, Inc.	915	$46,445
Energy Equipment & Services – 11.42%
Dawson Geophysical Co. (a)	1,025	31,673
Dril-Quip, Inc. (a)	1,265	104,021
Gulf Island Fabrication, Inc.	4,340	103,335
Gulfmark Offshore, Inc.	3,235	115,554
Lufkin Industries, Inc.	1,480	95,874
RPC, Inc.	3,880	62,778
Unit Corp. (a)	5,280	240,135
		753,370
Food & Staples Retailing – 3.09%
Harris Teeter Supermarkets, Inc.	2,885	124,055
Weis Markets, Inc.	1,965	79,504
		203,559
Food Products – 9.33%
Cal-Maine Foods, Inc.	2,210	89,483
Flowers Foods, Inc.	5,292	149,129
J & J Snack Foods Corp.	4,395	304,221
Sanderson Farms, Inc.	1,080	54,788
Tootsie Roll Industries, Inc.	644	18,084
		615,705
Health Care Equipment & Supplies – 7.32%
Atrion Corp.	215	42,192
ICU Medical, Inc. (a)	1,080	61,301
Merit Medical Systems, Inc. (a)	4,917	58,611
Span-America Medical Systems, Inc.	4,260	81,835
Utah Medical Products, Inc.	5,765	238,958
		482,897
Hotels, Restaurants & Leisure – 1.42%
Marcus Corp.	3,800	46,398
Monarch Casino & Resort, Inc. (a)	4,690	47,181
		93,579
Household Durables – 0.32%
Koss Corp.	4,310	21,442

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2013 (Unaudited)

	Shares	Value
Household Products – 0.74%
Oil-Dri Corp. of America	1,780	$48,986
Insurance – 0.84%
Erie Indemnity Co.	755	55,266
Leisure Equipment & Products – 7.56%
Johnson Outdoors, Inc. (a)	4,580	104,791
Sturm Ruger & Co., Inc.	7,225	394,558
		499,349
Machinery – 14.01%
Astec Industries, Inc.	1,535	54,661
Columbus McKinnon Corp. (a)	1,240	24,329
Gorman-Rupp Co.	8,633	248,976
Graham Corp.	2,560	59,622
Hardinge, Inc.	8,356	109,296
LB Foster Co.	4,635	204,682
Lincoln Electronic Holdings, Inc.	755	42,318
LS Starrett Co.	1,700	18,649
Mfri, Inc. (a)	5,525	40,609
Sun Hydraulics Corp.	3,330	92,874
Twin Disc, Inc.	1,215	29,039
		925,055
Marine – 0.90%
Kirby Corp. (a)	780	59,264
Media – 0.10%
Value Line, Inc.	675	6,500
Metals & Mining – 1.18%
Synalloy Corp.	5,715	78,010
Road & Rail – 1.53%
Marten Transport Ltd.	1,645	34,052
Old Dominion Freight Lines, Inc. (a)	1,865	67,046
		101,098
Semiconductors & Semiconductor Equipment – 1.75%
Cabot Microelectronics Corp.	1,615	55,185
MKS Instruments, Inc.	2,210	59,979
		115,164

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2013 (Unaudited)

	Shares	Value
Specialty Retail – 6.04%
Buckle, Inc.	1,265	$56,685
Cabela’s, Inc. (a)	1,160	58,684
Jos A Bank Clothiers, Inc. (a)	6,820	283,030
		398,399
Textiles, Apparel & Luxury Goods – 0.58%
Lakeland Industries, Inc. (a)	7,780	38,044
TOTAL COMMON STOCKS (Cost $5,698,858)		6,186,943

EXCHANGE-TRADED FUNDS – 2.54%
iShares Russell 2000 Value Index Fund	2,070	167,401
TOTAL EXCHANGE-TRADED FUNDS (Cost $167,670)		167,401

SHORT-TERM INVESTMENTS – 2.55%
Money Market Funds – 2.55%
First American Prime Obligations Fund – Class Z, 0.028% (b)	168,453	168,453
TOTAL SHORT-TERM INVESTMENTS (Cost $168,453)		168,453

Total Investments (Cost $6,034,981) – 98.86%		6,522,797
Other Assets in Excess of Liabilities – 1.14%		75,383
TOTAL NET ASSETS – 100.00%		$6,598,180

(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents the rate at February 28, 2013.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Assets and Liabilities

February 28, 2013 (Unaudited)

Assets
Investments, at value (cost $6,034,981)	$6,522,797
Dividends and interest receivable	5,222
Receivable for Fund shares sold	60,158
Other assets	16,549
Total Assets	6,604,726

Liabilities
Payable to affiliates	1,294
Accrued expenses and other liabilities	5,252
Total Liabilities	6,546
Net Assets	$6,598,180

Net Assets Consist Of:
Paid-in capital	$6,096,424
Accumulated undistributed net investment loss	(4,336)
Accumulated net realized gain	18,276
Net unrealized appreciation on investments	487,816
Net Assets	$6,598,180

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	587,978

Net asset value, redemption price and offering price per share(1)	$11.22

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within ninety days of purchase.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Operations

For the Six Months Ended February 28, 2013 (Unaudited)

Investment Income
Dividend income	$67,802
Interest income	49
Total Investment Income	67,851

Expenses
Advisory fees	22,338
Administration fees	11,292
Transfer agent fees and expenses	9,858
Fund accounting fees	8,333
Audit and tax fees	8,102
Legal fees	6,432
Federal and state registration fees	5,825
Custody fees	5,501
Trustees’ fees and related expenses	2,966
Chief Compliance Officer fees and expenses	2,712
Reports to shareholders	1,677
Other expenses	2,070
Total Expenses	87,106
Less waivers and reimbursement by Adviser (Note 4)	(60,706)
Net Expenses	26,400

Net Investment Income	41,451

Realized and Unrealized Gain (Loss) on Investments
Net realized gain from investments	35,159
Change in net unrealized appreciation on investments	406,648
Net Realized and Unrealized Gain on Investments	441,807
Net Increase in Net Assets from Operations	$483,258

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012
From Operations
Net investment income	$41,451	$10,458
Net realized gain from investments	35,159	17,100
Net change in unrealized appreciation
on investments	406,648	148,241
Net increase in net assets from operations	483,258	175,799

From Distributions
Net investment income	(56,246)	—
Net realized loss on investments	(30,929)	(8,255)
Net decrease in net assets resulting
from distributions paid	(87,175)	(8,225)

From Capital Share Transactions
Proceeds from shares sold	3,926,689	1,645,387
Net asset value of shares issued to shareholders
in payment of distributions declared	32,267	1,729
Costs for shares redeemed(1)	(598,213)	(496,074)
Net increase in net assets from
capital share transactions	3,360,743	1,151,042

Total Increase in Net Assets	3,756,826	1,318,616

Net Assets
Beginning of period	2,841,354	1,522,738
End of period	$6,598,180	$2,841,354

Accumulated Net Investment Loss	$(4,336)	$—

(1)	Net of redemption fees of $413 and $3 for the periods ended February 28, 2013 and August 31, 2012, respectively.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 28,	Year Ended		Period Ended
	2013	August 31,		August 31,
	(Unaudited)	2012		2011(1)
Net Asset Value, Beginning of Period	$10.20	$9.62		$10.00

Income from investment operations:
Net investment income (loss)(2)	0.12	0.04		(0.04)
Net realized and unrealized
gain (loss) on investments	1.17	0.57		(0.34)
Total from investment operations	1.29	0.61		(0.38)

Less distributions paid:
From net investment income	(0.17)	—		—
From net realized gain on investments	(0.10)	(0.03)		—
Total distributions paid	(0.27)	(0.03)		—
Paid-in capital from redemption fees (Note 2)(5)	0.00	0.00		0.00
Net Asset Value, End of Period	$11.22	$10.20		$9.62
Total Return(3)	12.78%	6.40%		(3.80)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$6,598	$2,841		$1,523
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	4.29%	7.75%		24.08%
After waiver and expense reimbursement(4)	1.30%	1.49	%(6)	2.00%
Ratio of net investment income (loss)
to average net assets:
Before waiver and expense reimbursement(4)	(0.75)%	(5.82)%		(22.69)%
After waiver and expense reimbursement(4)	2.24%	0.44%		(0.61)%
Portfolio turnover rate(3)	31.26%	11.76%		15.77%

(1)	The Fund commenced operations on December 31, 2010.
(2)	Per share net investment income (loss) has been calculated using the daily average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Rounds to less than 0.5 cent per share.
(6)	Effective December 29, 2011, the expense cap was lowered to 1.30% from 2.00%.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements
February 28, 2013 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”) represents a distinct diversified series with its own investment objective and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund became effective on April 30, 2010 and commenced operations on December 31, 2010.  Costs incurred by the Fund in connection with the organization and the initial public offering of shares were paid by Morgan Dempsey Capital Management, LLC (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (a “Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2013 (Unaudited)

Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$6,165,501	$21,442	$—	$6,186,943
Exchange-Traded Funds	167,401	—	—	167,401
Total Equity	6,332,902	21,442	—	6,354,344
Short-Term Investments	168,453	—	—	168,453
Total Investments
in Securities	$6,501,355	$21,442	$—	$6,522,797

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2013 (Unaudited)

Transfers between Levels are recognized as of the beginning and end of the financial reporting period.

Transfers into Level 1	$—
Transfers out of Level 1	(21,442)
Net transfers in and/or out of Level 1	$(21,442)
Transfers into Level 2	$21,442
Transfers out of Level 2	—
Net transfers in and/or out of Level 2	$21,442

The Fund held no Level 3 securities during the six months ended February 28, 2013.  The Fund did not hold any financial derivative instruments during the reporting period.

(b)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the six months ended February 28, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the six months ended February 28, 2013, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund,

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2013 (Unaudited)

rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The Fund charges a 2.00% redemption fee on shares redeemed within ninety days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The Fund collected redemption fees during the six months ended February 28, 2013 amounting to $413.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund.  Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g)	Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the first in – first out (FIFO) method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the periods ended August 31, 2012 and August 31, 2011 were as follows:

	August 31, 2012	August 31, 2011
Ordinary Income	$8,225	$—
Long-Term Capital Gain	—	—

As of August 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$2,793,759
Gross tax unrealized appreciation	236,582
Gross tax unrealized depreciation	(170,732)
Net tax unrealized appreciation	$65,850
Undistributed ordinary income	11,715
Undistributed long-term capital gain	28,107
Total distributable earnings	$39,822
Other accumulated gains (losses)	—
Total accumulated gains	$105,672

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2013 (Unaudited)

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.10% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through December 31, 2013, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 2.00% prior to December 29, 2011 and 1.30% on and after December 29, 2011 (the “Expense Limitation Cap”) of the Fund’s average daily net assets.  For the six months ended February 28, 2013, expenses of $60,706 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

August 31, 2014	$103,740
August 31, 2015	$147,950
February 29, 2016	$60,706

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  For the six months ended February 28, 2013, the Fund incurred $11,292 in administration fees.  At February 28, 2013, the Administrator was not owed any fees.

USBFS also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the six months ended February 28, 2013, the Fund incurred $8,333, $9,858, and $5,501 in fund accounting, transfer agency, and custody fees, respectively.  At February 28, 2013, fees of $161, $491, and $3,382 were owed for fund accounting, transfer agency, and custody fees, respectively.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2013 (Unaudited)

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and US Bank.  This same Trustee is an interested person of the Distributor.

The Fund also has a line of credit with US Bank (see Note 9).

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the six months ended February 28, 2013, the Fund was allocated $2,712 of the Trust’s Chief Compliance Officer fees.  At February 28, 2013, fees of $49 were owed by the Fund to USBFS for Chief Compliance Officer services.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	February 28, 2013	August 31, 2012
Shares sold	362,606	168,222
Shares redeemed	(56,230)	(48,064)
Shares reinvested	3,061	174
Net increase	309,437	120,332

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended February 28, 2013, were $4,465,265 and $1,235,070, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At February 28, 2013, National Financial Services LLC, for the benefit of its customers, held 68.04% of the Fund’s outstanding shares.

(9)	Line of Credit

At February 28, 2013, the Fund had a line of credit, maturing August 15, 2013, in the amount of $400,000.  This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate 3.25% (at February 28, 2013).  The credit facility is with the Fund’s custodian, US Bank.  During the six months ended February 28, 2013, the Fund did not utilize the line of credit.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on October 11, 2012 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”), a series of the Trust, and Morgan Dempsey Capital Management, LLC, the Fund’s investment adviser (the “Adviser”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its Code of Ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2013.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Mr. Brian Rafn, the Fund’s portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activity and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund for the year-to-date and one-year periods ended July 31, 2012.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to the Fund’s benchmark index, the Russell 2000 Value Index, and in comparison to a peer group of U.S. open end small blend funds as constructed by data presented by Morningstar, Inc. (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of other separately-managed accounts of the Adviser that were similar to the Fund in terms of investment strategy.

The Trustees noted that the Fund’s performance for the one-year period ended July 31, 2012 was below the Morningstar Peer Group average, falling within the third quartile.  The Trustees noted that the Fund’s year-to-date performance for the period ended July 31, 2012 was also below the Morningstar Peer Group average and was in the fourth quartile for the Morningstar Peer Group.  The Trustees also reviewed the Fund’s performance for the one-year period ended December 31, 2011, and noted that while the Fund’s absolute performance was negative, the Fund had outperformed the Russell 2000 Value Index for the period.  The Trustees further noted that for the year-to-date period ended May 31, 2012, the Fund had significantly underperformed the Russell 2000 Value Index.  The Trustees also noted that the Fund’s performance was generally in alignment with the performance of other separately managed accounts managed by the Adviser for the year-to-date period ended May 31, 2012, but that the Fund’s performance was below that of the separately managed accounts for the one-year period ended December 31, 2011.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions and in light of the Fund’s limited track record.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements provided by the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations following the Fund’s inception and had not yet recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage arrangements, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for Meeting, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.10% fell within the third quartile and ranked above the Morningstar Peer Group average of 0.98%, which fell within the second quartile. The Trustees observed that the Fund’s total expense ratio of 1.30% fell within the second quartile, compared to the Morningstar Peer Group average of 1.36% which fell within the third quartile.

The Trustees also compared the fees paid by the Fund to the fees paid by other separately-managed accounts of the Adviser that were similar to the Fund in terms of investment discipline and asset allocation techniques and noted that the Fund’s management fees were in alignment with the fee charged to the Adviser’s separately-managed accounts.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite subsidizing the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or greater exposure to press coverage appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 79.08% of its ordinary income distribution for the year ended August 31, 2012, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2012, 79.08% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-642-7227.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	26	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 57		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	26	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 56		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Managing Director,	26	Independent
615 E. Michigan St.		Term; Since	Chief Administrative		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and		Multi-Asset
Age: 69		2009	Chief Compliance		Endowment
			Officer (“CCO”),		fund complex
			Granite Capital		(three closed-
			International Group,		end investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994–2011); Vice		Trustee, Gottex
			President, Secretary,		Multi-
			Treasurer and CCO		Alternatives
			of Granum Series		fund complex
			Trust (an open-end		(three closed-
			investment company)		end investment
			(1997–2007);		companies);
			President, CAO		Independent
			and CCO, Granum		Manager,
			Securities, LLC		Ramius IDF
			(a broker-dealer)		fund complex
			(1997–2007).		(two closed-
end investment
companies).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	26	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age:50		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 55	Executive	2013	Services, LLC
	Officer		(2004–present).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 65	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC	N/A	N/A
Age: 33		2005	(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator;
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 39	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator;
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 30		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-642-7227. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the period ended June 30, 2012 is available without charge, upon request, by calling, toll free, 1-877-642-7227, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-642-7227 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Investment Adviser	Morgan Dempsey Capital Management, LLC
309 North Water Street
Suite 510
Milwaukee, Wisconsin 53202

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

 Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date     May 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date     May 2, 2013

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     May 2, 2013

* Print the name and title of each signing officer under his or her signature.